Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, John McLeod, the President, Secretary, Treasurer and a director of California Oil & Gas Corporation, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           the quarterly report on Form 10-QSB of California Oil & Gas Corporation for the nine month period ended August 31, 2006 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of California Oil & Gas Corporation.

Dated October 18, 2006.

/s/ John McLeod

John McLeod

President, Secretary, Treasurer and Director

(Principal Executive Officer)

D/JLM/912641.1